UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

CORELOGIC, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

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—TIME-SENSITIVE REMINDER—

July 18, 2012

Dear Fellow Stockholder:

We have previously sent to you proxy material for the Annual Meeting of CoreLogic, Inc. stockholders, to be held on July 26, 2012. Your Board of Directors unanimously recommends that stockholders vote FOR all items on the agenda.

Your vote is important, no matter how many or how few shares you may own. If you have not already done so, please vote TODAY by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided.

Very truly yours,

Stergios Theologides

Senior Vice President, General Counsel

and Secretary

TIME IS SHORT AND YOUR VOTE IMPORTANT!

We encourage you to vote your shares by telephone, or via the Internet to ensure your vote is represented at the Meeting.

Please follow the easy instructions on the enclosed proxy card.

If you have any questions, or need assistance in voting

your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED

TOLL-FREE, at (877) 456-3510

PLEASE VOTE TODAY!

SEE BELOW

FOR THREE EASY WAYS TO VOTE.

ANNUAL MEETING OF STOCKHOLDERS

July 26, 2012, 9:00 a.m. Pacific Time

This proxy is solicited by CoreLogic’s Board of Directors.

The undersigned stockholder(s) of CoreLogic, Inc. hereby revoke(s) all previously granted proxies and appoint(s) Anand K. Nallathambi and Stergios Theologides, and each of them, with power to act without the other and with power to each of substitution, and hereby authorize(s) them to attend the annual meeting of the stockholders of said corporation to be held July 26, 2012, at 9:00 a.m. Pacific Time at the executive offices of CoreLogic, Inc., 4 First American Way, Santa Ana, California 92707, and any adjournment or postponements thereof; and to vote all of the shares of common stock of CoreLogic, Inc. that the undersigned is/are entitled to vote at such meeting as indicated on the reverse side hereof, with all powers that the undersigned would have if acting in person, and with discretionary authority to act on such other matters as may properly come before said meeting or any adjournment or postponements thereof.

THE SHARES OF COMMON STOCK REPRESENTED HEREBY SHALL BE VOTED SPECIFICALLY ON THE PROPOSALS LISTED ON THE REVERSE SIDE HEREOF AS THERE SPECIFIED. WHERE NO SPECIFICATION IS MADE, SAID SHARES OF COMMON STOCK SHALL BE VOTED “FOR” ALL THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4.

YOUR VOTE IS IMPORTANT – PLEASE VOTE TODAY

Continued and to be signed and dated on reverse side

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE	PHONE	MAIL
www.eproxy.com/clgx	1-800-560-1965

Use the Internet to vote your proxy until 12:00 p.m. (CT) on July 25, 2012.	Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on July 25, 2012.	Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945	COMPANY #
Address Change? Mark box, sign, and indicate changes below: ☐	TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors Recommends a Vote FOR All Nominees in Proposal 1 and FOR Proposals 2, 3 and 4.

1.	Election of directors:

			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

	01	J. David Chatham	☐	☐	☐	03	John C. Dorman	☐	☐	☐

	02	Douglas C. Curling	☐	☐	☐	04	Paul F. Folino	☐	☐	☐

ò Please fold here – Do not separate ò

			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

	05	Anand K. Nallathambi	☐	☐	☐	08	D. Van Skilling	☐	☐	☐

	06	Thomas C. O’Brien	☐	☐	☐	09	David F. Walker	☐	☐	☐

	07	Jaynie Miller Studenmund	☐	☐	☐	10	Mary Lee Widener	☐	☐	☐

2.	To approve the CoreLogic, Inc. 2012 Employee Stock Purchase Plan.					☐ For ☐ Against ☐ Abstain

3.	To approve, on an advisory basis, the compensation of our named executive officers.					☐ For ☐ Against ☐ Abstain

4.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.					☐ For ☐ Against ☐ Abstain

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

Date , 2012

					Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.